Subsequent Events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

The Company has assessed all events from March 31, 2025, up through the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements.

The Company completed its initial public offering on the NASDAQ on April 25, 2025, issuing 1,600,000 ordinary shares at a price of US$4.0 per share. The initial public offering closed on April 28, 2025, with gross proceeds totaling US$6,000,000, before deducting underwriting discounts and offering expenses. The ordinary shares began trading on April 25, 2025 on The Nasdaq Capital Market and commenced trading under the ticker symbol “PHOE”.